Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information
Quarter Ended September 30, 2014
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
September 30, 2014

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of September 30, 2014, the Company owned interests in 43 retail properties, 39 of which are operating retail properties and four are development properties. The 39 operating retail properties have a total of 28.9 million square feet and include 32 enclosed malls and seven other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2014	2013	2013	2012
TRADING INFORMATION
Common Shares
High Price per share	$21.14	$22.19	$22.54	$17.90
Low Price per share	$18.65	$17.71	$14.20	$10.49
Closing Share Price (at the end of period)	$19.94	$18.70	$18.98	$17.64
Series A Preferred Shares
High Price per share	$26.79	$26.73	$28.06	$27.33
Low Price per share	$25.88	$24.95	$24.77	$24.95
Closing Share Price (at the end of period)	$26.45	$25.55	$25.16	$26.28
Series B Preferred Shares
High Price per share	$26.41	$26.02	$26.86	$25.54
Low Price per share	$25.07	$23.62	$23.05	$24.51
Closing Share Price (at the end of period)	$25.90	$24.00	$23.73	$25.27
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,787	68,202	68,293	56,331
OP Units Outstanding	2,129	2,129	2,129	2,301
Total Common Shares and OP Units Outstanding	70,916	70,331	70,422	58,632
Equity Market Capitalization—Common Shares and OP Units	$1,414,074	$1,315,192	$1,336,614	$1,034,273
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,615,324	$1,516,442	$1,537,864	$1,235,523
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,609,941	$1,737,387	$1,701,101	$2,101,769
Unsecured Debt Balance (2) (3)	130,000	90,000	130,000	—
Debt Capitalization	1,739,941	1,827,387	1,831,101	2,101,769
TOTAL MARKET CAPITALIZATION	$3,355,265	$3,343,829	$3,368,965	$3,337,292
Equity Capitalization/Total Market Capitalization	48.1%	45.4%	45.6%	37.0%
Debt Capitalization/Total Market Capitalization	51.9%	54.6%	54.4%	63.0%
Unsecured Debt Balance/Total Debt	7.5%	4.9%	7.1%	—%
DISTRIBUTIONS PER COMMON SHARE
Non-Dividend Distributions	(4)	$0.18	$0.74	$0.63
Distributions per common share	$0.20	$0.18	$0.74	$0.63
Annualized Dividend Yield (5)	4.0%	3.9%	3.9%	3.6%
CAPITAL RESOURCES
Cash and Cash Equivalents	$59,057	$30,585	$41,867	$38,873
Revolving Facility	400,000	400,000	400,000	250,000
Amount Outstanding	—	(90,000)	(130,000)	—
Letter of Credit	(7,135)	—	—	—
Available Revolving Facility (6)	392,865	310,000	270,000	250,000
Term Loans	250,000	—	—	182,000
Amount Borrowed	(130,000)	—	—	(182,000)
Available Term Loans (6)	120,000	—	—	—
TOTAL	$571,922	$340,585	$311,867	$288,873
Shelf Registration	$568,750	$568,750	$568,750	$798,750

(1)	The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012.

(2)	The unsecured debt balance includes a Revolving Facility balance of $130,000 as of December 31, 2013 and $90,000 as of September 30, 2013.

(3)	The unsecured debt balance includes a Term Loan balance of $130,000 as of September 30, 2014.

(4)	Tax status of 2014 dividend payments will be available in January 2015.

(5)	Based on closing share price at the end of the period.

(6)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.  Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $250.0 million aggregate 2014 Term Loans, is an aggregate of $561.4 million.    On April 17, 2013, the Company entered into the 2013 Revolving Facility.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended September 30, 2014 and September 30, 2013
Proportionate Consolidation Method
(in thousands)

	Quarter Ended September 30, 2014			Quarter Ended September 30, 2013
	Continuing Operations			Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$66,908	$8,764	$75,672	$69,851	$6,813	$1,979	$78,643
Expense reimbursements	31,057	3,663	34,720	33,275	2,843	457	36,575
Percentage rent	542	12	554	593	18	—	611
Lease termination revenue	644	—	644	336	10	—	346
Other real estate revenue	2,638	324	2,962	3,011	296	55	3,362
Total real estate revenue	101,789	12,763	114,552	107,066	9,980	2,491	119,537
Other income	3,348	—	3,348	3,208	—	—	3,208
Total revenue	105,137	12,763	117,900	110,274	9,980	2,491	122,745
EXPENSES:
Operating expenses:
CAM and real estate taxes	(33,092)	(3,112)	(36,204)	(36,416)	(2,169)	(719)	(39,304)
Utilities	(5,520)	(376)	(5,896)	(6,859)	(207)	(101)	(7,167)
Other operating expenses	(4,315)	(811)	(5,126)	(4,609)	(595)	(289)	(5,493)
Total operating expenses	(42,927)	(4,299)	(47,226)	(47,884)	(2,971)	(1,109)	(51,964)
Depreciation and amortization	(34,240)	(2,504)	(36,744)	(35,770)	(1,891)	(345)	(38,006)
Other expenses:
General and administrative expenses	(8,373)	—	(8,373)	(8,116)	—	—	(8,116)
Impairment of assets	(2,297)	—	(2,297)	(6,304)	—	—	(6,304)
Provision for employee separation expense	(85)	—	(85)	—	—	—	—
Acquisition costs and other expenses	(723)	(20)	(743)	(462)	—	—	(462)
Total other expenses	(11,478)	(20)	(11,498)	(14,882)	—	—	(14,882)
Interest expense, net (2)	(20,071)	(2,734)	(22,805)	(23,477)	(2,773)	(494)	(26,744)
Total expenses	(108,716)	(9,557)	(118,273)	(122,013)	(7,635)	(1,948)	(131,596)
Loss before equity in income of partnerships, loss on sale of interest in real estate, discontinued operations and gains on sales discontinued operations	(3,579)	3,206	(373)	(11,739)	2,345	543	(8,851)
Equity in income of partnerships	3,206	(3,206)	—	2,345	(2,345)	—	—
Loss on sale of interest in real estate	(513)	—	(513)	—	—	—	—
Loss from continuing operations	(886)	—	(886)	(9,394)	—	543	(8,851)
Discontinued operations:
Operating results from discontinued operations	—	—	—	543	—	(543)	—
Impairment of assets of discontinued operations	—	—	—	(23,662)	—	—	(23,662)
Gains on sales of discontinued operations	—	—	—	45,097	—	—	45,097
Income from discontinued operations	—	—	—	21,978	—	(543)	21,435
Net (loss) income	(886)	—	(886)	12,584	—	—	12,584
Less: net (loss) income attributed to noncontrolling interest	27	—	27	(382)	—	—	(382)
Net (loss) income attributable to PREIT	$(859)	$—	$(859)	$12,202	$—	$—	$12,202
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	—	(3,962)
Net (loss) income attributable to PREIT common shareholders	$(4,821)	$—	$(4,821)	$8,240	$—	$—	$8,240

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $201 and $331 for the quarters ended September 30, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Nine Months Ended September 30, 2014 and September 30, 2013
Proportionate Consolidation Method
(in thousands)

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Continuing Operations			Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$209,896	$22,550	$232,446	$207,560	$20,336	$7,456	$235,352
Expense reimbursements	96,287	9,787	106,074	95,067	8,361	1,610	105,038
Percentage rent	1,455	80	1,535	2,159	89	26	2,274
Lease termination revenue	898	12	910	567	27	47	641
Other real estate revenue	8,005	930	8,935	8,438	870	240	9,548
Total real estate revenue	316,541	33,359	349,900	313,791	29,683	9,379	352,853
Other income	4,807	—	4,807	5,491	—	—	5,491
Total revenue	321,348	33,359	354,707	319,282	29,683	9,379	358,344
EXPENSES:
Operating expenses:
CAM and real estate taxes	(107,723)	(7,911)	(115,634)	(105,957)	(6,518)	(3,015)	(115,490)
Utilities	(19,571)	(807)	(20,378)	(16,986)	(545)	(260)	(17,791)
Other operating expenses	(11,713)	(1,978)	(13,691)	(12,255)	(1,705)	(714)	(14,674)
Total operating expenses	(139,007)	(10,696)	(149,703)	(135,198)	(8,768)	(3,989)	(147,955)
Depreciation and amortization	(107,610)	(6,069)	(113,679)	(104,474)	(5,529)	(1,074)	(111,077)
Other expenses:
General and administrative expenses	(26,224)	—	(26,224)	(26,578)	—	—	(26,578)
Impairment of assets	(19,695)	—	(19,695)	(6,304)	—	—	(6,304)
Provision for employee separation expense	(4,961)	—	(4,961)	(2,314)	—	—	(2,314)
Acquisition costs and other expenses	(3,329)	(20)	(3,349)	(862)	—	—	(862)
Total other expenses	(54,209)	(20)	(54,229)	(36,058)	—	—	(36,058)
Interest expense, net (2)	(61,792)	(8,182)	(69,974)	(78,503)	(8,305)	(1,753)	(88,561)
Total expenses	(362,618)	(24,967)	(387,585)	(354,233)	(22,602)	(6,816)	(383,651)
Loss before equity in income of partnerships, net loss on sales of interest in real estate, discontinued operations and gains on sales discontinued operations	(41,270)	8,392	(32,878)	(34,951)	7,081	2,563	(25,307)
Equity in income of partnerships	8,392	(8,392)	—	7,081	(7,081)	—	—
Net loss on sales of interest in real estate	(414)	—	(414)	—	—	—	—
Loss from continuing operations	(33,292)	—	(33,292)	(27,870)	—	2,563	(25,307)
Discontinued operations:
Operating results from discontinued operations	—	—	—	2,563	—	(2,563)	—
Impairment of assets of discontinued operations	—	—	—	(23,662)	—	—	(23,662)
Gains on sales of discontinued operations	—	—	—	78,351	—	—	78,351
Income from discontinued operations	—	—	—	57,252	—	(2,563)	54,689
Net (loss) income	(33,292)	—	(33,292)	29,382	—	—	29,382
Less: net loss (income) attributed to noncontrolling interest	1,004	—	1,004	(1,073)	—	—	(1,073)
Net (loss) income attributable to PREIT	$(32,288)	$—	$(32,288)	$28,309	$—	$—	$28,309
Less: preferred share dividends	(11,886)	—	(11,886)	(11,886)	—	—	(11,886)
Net (loss) income attributable to PREIT common shareholders	$(44,174)	$—	$(44,174)	$16,423	$—	$—	$16,423

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $494 and $609 for the nine months ended September 30, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended September 30, 2014			Quarter Ended September 30, 2013
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$69,762	$5,910	$75,672	$67,856	$10,787	$78,643
Expense reimbursements	32,893	1,827	34,720	32,877	3,698	36,575
Percentage rent	524	30	554	604	7	611
Lease termination revenue	252	392	644	294	52	346
Other real estate revenue	2,529	433	2,962	2,783	579	3,362
TOTAL REAL ESTATE REVENUE	105,960	8,592	114,552	104,414	15,123	119,537
Operating expenses:
CAM and real estate taxes	(32,801)	(3,403)	(36,204)	(33,448)	(5,856)	(39,304)
Utilities	(5,472)	(424)	(5,896)	(6,201)	(966)	(7,167)
Other operating expenses	(4,004)	(1,122)	(5,126)	(4,645)	(848)	(5,493)
TOTAL OPERATING EXPENSES	(42,277)	(4,949)	(47,226)	(44,294)	(7,670)	(51,964)
NET OPERATING INCOME	$63,683	$3,643	$67,326	$60,120	$7,453	$67,573

	2014	% change 2013 to 2014	2013
Same Store NOI variance
Same Store NOI (2)	$63,683	5.9%	$60,120
Same Store NOI excluding lease terminations	$63,431	6.0%	$59,826

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$208,933	$23,513	$232,446	$202,605	$32,747	$235,352
Expense reimbursements	97,999	8,075	106,074	94,198	10,840	105,038
Percentage rent	1,490	45	1,535	2,181	93	2,274
Lease termination revenue	517	393	910	514	127	641
Other real estate revenue	7,417	1,518	8,935	7,718	1,830	9,548
TOTAL REAL ESTATE REVENUE	316,356	33,544	349,900	307,216	45,637	352,853
Operating expenses:
CAM and real estate taxes	(101,781)	(13,853)	(115,634)	(97,772)	(17,718)	(115,490)
Utilities	(18,089)	(2,289)	(20,378)	(15,529)	(2,262)	(17,791)
Other operating expenses	(10,804)	(2,887)	(13,691)	(11,837)	(2,837)	(14,674)
TOTAL OPERATING EXPENSES	(130,674)	(19,029)	(149,703)	(125,138)	(22,817)	(147,955)
NET OPERATING INCOME	$185,682	$14,515	$200,197	$182,078	$22,820	$204,898

	2014	% change 2013 to 2014	2013
Same Store NOI variance
Same Store NOI (2)	$185,682	2.0%	$182,078
Same Store NOI excluding lease terminations	$185,165	2.0%	$181,564

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 25.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Loss from continuing operations	$(886)	$(9,394)	$(33,292)	$(27,870)
Noncontrolling interest	27	277	1,004	954
Dividends on preferred shares	(3,962)	(3,962)	(11,886)	(11,886)
Dividends on unvested restricted shares	(87)	(108)	(293)	(319)
Loss from continuing operations used to calculate loss per share - basic and diluted	$(4,908)	$(13,187)	$(44,467)	$(39,121)

Income from discontinued operations	$—	$21,978	$—	$57,252
Noncontrolling interest	—	(659)	—	(2,027)
Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$21,319	$—	$55,225
Basic and diluted (loss) earnings per share
Loss from continuing operations	$(0.07)	$(0.20)	$(0.65)	$(0.63)
Income from discontinued operations	—	0.32	—	0.89
	$(0.07)	$0.12	$(0.65)	$0.26

Weighted average common shares outstanding	68,331	67,579	68,172	62,330
Weighted average unvested restricted shares	—	—	—	—
Weighted average shares outstanding - basic	68,331	67,579	68,172	62,330
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	68,331	67,579	68,172	62,330

(1)
The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 672 and 825 for the quarters ended September 30, 2014 and 2013, respectively, and 596 and 851 for the nine months ended September 30, 2014 and 2013, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended September 30, 2014			Quarter Ended September 30, 2013
	Continuing Operations			Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$101,789	$12,763	$114,552	$107,066	$9,980	$2,491	$119,537
Operating expenses	(42,927)	(4,299)	(47,226)	(47,884)	(2,971)	(1,109)	(51,964)
NET OPERATING INCOME	58,862	8,464	67,326	59,182	7,009	1,382	67,573
General and administrative expenses	(8,373)	—	(8,373)	(8,116)	—	—	(8,116)
Provision for employee separation expense	(85)	—	(85)	—	—	—	—
Other income	3,348	—	3,348	3,208	—	—	3,208
Acquisition costs and other expenses	(723)	(20)	(743)	(462)	—	—	(462)
Interest expense, net	(20,071)	(2,734)	(22,805)	(23,477)	(2,773)	(494)	(26,744)
Depreciation on non real estate assets	(363)	—	(363)	(253)	—	—	(253)
Dividends on preferred shares	(3,962)	—	(3,962)	(3,962)	—	—	(3,962)
FFO	28,633	5,710	34,343	26,120	4,236	888	31,244
Depreciation on real estate assets	(33,877)	(2,504)	(36,381)	(35,517)	(1,891)	(345)	(37,753)
Equity in income of partnerships	3,206	(3,206)	—	2,345	(2,345)	—	—
Impairment of assets	(2,297)	—	(2,297)	(6,304)	—	—	(6,304)
Loss on sale of interest in real estate	(513)	—	(513)	—	—	—	—
Operating results from discontinued operations	—	—	—	543	—	(543)	—
Impairment of assets of discontinued operations	—	—	—	(23,662)	—	—	(23,662)
Gains on sales of discontinued operations	—	—	—	45,097	—	—	45,097
Preferred share dividends	3,962	—	3,962	3,962	—	—	3,962
Net (loss) income	$(886)	$—	$(886)	$12,584	$—	$—	$12,584
FFO	$28,633	$5,710	$34,343	$26,120	$4,236	$888	$31,244
Acquisition costs	429	—	429	—	—	—	—
Provision for employee separation expenses	85	—	85	—	—	—	—
Loss on hedge ineffectiveness	117	—	117	727	—	—	727
Accelerated amortization of deferred financing costs	—	—	—	50	—	—	50
FFO AS ADJUSTED	$29,264	$5,710	$34,974	$26,897	$4,236	$888	$32,021
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$29,264	$5,710	$34,974	$26,897	$4,236	$888	$32,021
Adjustments:
Straight line rent	(341)	(3)	(344)	(289)	(41)	15	(315)
Recurring capital expenditures	(6,195)	(303)	(6,498)	(5,427)	(278)	(110)	(5,815)
Tenant allowances	(8,597)	(405)	(9,002)	(5,068)	(20)	—	(5,088)
Capitalized leasing costs	(1,394)	—	(1,394)	(1,180)	—	—	(1,180)
Amortization of above- and below-market lease intangibles	(205)	(52)	(257)	(292)	(21)	(4)	(317)
FAD	$12,532	$4,947	$17,479	$14,641	$3,876	$789	$19,306
Weighted average number of shares outstanding			68,331				67,579
Weighted average effect of full conversion of OP Units			2,129				2,136
Effect of common share equivalents			672				825
Total weighted average shares outstanding, including OP Units			71,132				70,540
FFO PER DILUTED SHARE AND OP UNIT			$0.48				$0.44
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.49				$0.45
FAD PER DILUTED SHARE AND OP UNIT			$0.25				$0.27
DIVIDEND PER COMMON SHARE			$0.20				$0.18

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2014				Nine Months Ended September 30, 2013
	Continuing Operations				Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$316,541	$33,359	$349,900		$313,791	$29,683	$9,379	$352,853
Operating expenses	(139,007)	(10,696)	(149,703)		(135,198)	(8,768)	(3,989)	(147,955)
NET OPERATING INCOME	177,534	22,663	200,197		178,593	20,915	5,390	204,898
General and administrative expenses	(26,224)	—	(26,224)		(26,578)	—	—	(26,578)
Provision for employee separation expense	(4,961)	—	(4,961)		(2,314)	—	—	(2,314)
Other income	4,807	—	4,807		5,491	—	—	5,491
Project costs and other expenses	(3,329)	(20)	(3,349)		(862)	—	—	(862)
Interest expense, net	(61,792)	(8,182)	(69,974)		(78,503)	(8,305)	(1,753)	(88,561)
Depreciation on non real estate assets	(1,174)	—	(1,174)		(801)	—	—	(801)
Dividends on preferred shares	(11,886)	—	(11,886)		(11,886)	—	—	(11,886)
FFO	72,975	14,461	87,436		63,140	12,610	3,637	79,387
Depreciation on real estate assets	(106,436)	(6,069)	(112,505)		(103,673)	(5,529)	(1,074)	(110,276)
Equity in income of partnerships	8,392	(8,392)	—		7,081	(7,081)	—	—
Impairment of assets	(19,695)	—	(19,695)		(6,304)	—	—	(6,304)
Net loss on sales of interest in real estate	(414)	—	(414)		—	—	—	—
Operating results from discontinued operations	—	—	—		2,563	—	(2,563)	—
Impairment of assets of discontinued operations	—	—	—		(23,662)	—	—	(23,662)
Gains on sales of discontinued operations	—	—	—		78,351	—	—	78,351
Dividends on preferred shares	11,886	—	11,886		11,886	—	—	11,886
Net (loss) income	$(33,292)	$—	$(33,292)		$29,382	$—	$—	$29,382
FFO	$72,975	$14,461	$87,436		$63,140	$12,610	$3,637	$79,387
Acquisition costs	2,514	—	2,514		—	—	—	—
Provision for employee separation expenses	4,961	—	4,961		2,314	—	—	2,314
Loss on hedge ineffectiveness	1,354	—	1,354		3,409	—	—	3,409
Accelerated amortization of deferred financing costs	—	—	—		1,076	—	—	1,076
FFO AS ADJUSTED	$81,804	$14,461	$96,265		$69,939	$12,610	$3,637	$86,186
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$81,804	$14,461	$96,265		$69,939	$12,610	$3,637	$86,186
Adjustments:
Straight line rent	(1,164)	(43)	(1,207)		(1,085)	(113)	53	(1,145)
Recurring capital expenditures	(9,507)	(332)	(9,839)		(7,791)	(481)	(257)	(8,529)
Tenant allowances	(19,755)	(523)	(20,278)		(13,777)	(201)	(39)	(14,017)
Capitalized leasing costs	(4,223)	—	(4,223)		(3,902)	—	—	(3,902)
Amortization of above- and below-market lease intangibles	(896)	(95)	(991)		(662)	(72)	(14)	(748)
FAD	$46,259	$13,468	$59,727		$42,722	$11,743	$3,380	$57,845
Weighted average number of shares outstanding			68,172					62,330
Weighted average effect of full conversion of OP Units			2,129					2,215
Effect of common share equivalents			596					851
Total weighted average shares outstanding, including OP Units			70,897					65,396
FFO PER DILUTED SHARE AND OP UNIT			$1.23					$1.21
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$1.36					$1.32
FAD PER DILUTED SHARE AND OP UNIT			$0.84					$0.88
DIVIDEND PER COMMON SHARE			$0.60					$0.54
PAYOUT RATIOS
Payout ratio of FFO			43.7%	(1)				40.9%	(2)
Payout ratio of FFO as adjusted			40.8%	(1)				36.5%	(2)
Payout ratio of FAD			70.8%	(1)				62.5%	(2)

(1)	Twelve months ended September 30, 2014.

(2)	Twelve months ended September 30, 2013.

Pennsylvania Real Estate Investment Trust
2014 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants less than 10k sf: (3)
1st Quarter	39	81,690	N/A	$48.07	$48.07	N/A	$5.20
2nd Quarter	52	152,596	N/A	41.71	41.71	N/A	7.25
3rd Quarter	44	114,791	N/A	43.00	43.00	N/A	7.15
Total/Average	135	349,077	N/A	$43.62	$43.62	N/A	$6.74

New Leases - non anchor tenants 10k sf or greater: (3)
1st Quarter	2	25,971	N/A	$12.50	$12.50	N/A	$5.61
2nd Quarter	11	179,206	N/A	25.31	25.31	N/A	5.90
3rd Quarter	4	93,568	N/A	22.19	22.19	N/A	2.98
Total/Average	17	298,745	N/A	$23.22	$23.22	N/A	$4.96

Renewals - non anchor tenants less than 10k sf : (4)
1st Quarter	48	145,510	$36.02	$38.68	$2.66	7.4%	$—
2nd Quarter	105	286,783	33.75	35.27	1.52	4.5%	—
3rd Quarter	79	188,814	39.00	40.29	1.29	3.3%	0.16
Total/Average	232	621,107	$35.88	$37.59	$1.72	4.8%	$0.05

Renewals - non anchor tenants 10k sf or greater: (4)
1st Quarter	6	107,781	$16.22	$17.04	$0.82	5.1%	$—
2nd Quarter	4	124,249	17.51	18.90	1.39	7.9%	—
3rd Quarter	3	63,256	17.18	15.64	(1.54)	(9.0)%	—
Total/Average	13	295,286	$16.97	$17.52	$0.55	3.3%	$—

New Leases - Anchor Tenants
1st Quarter	1	52,055	N/A	$7.50	$7.50	N/A	$4.00
2nd Quarter	1	98,391	N/A	15.34	15.34	N/A	8.33
3rd Quarter	1	71,888	N/A	22.50	22.50	N/A	3.67
Total/Average	3	222,334	N/A	$15.82	$15.82	N/A	$5.81

Renewals - Anchor Tenants
1st Quarter	1	101,476	$2.79	$2.80	$0.01	0.4%	$—
2nd Quarter	1	77,688	2.85	2.92	0.07	2.5%	—
3rd Quarter	1	96,357	4.62	4.62	—	—%	—
Total/Average	3	275,521	$3.45	$3.47	$0.02	0.7%	$—

(1)	New rent is the initial amount payable upon rent commencement. In certain cases, a lower rent may be payable until certain conditions in the lease are satisfied.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2014						September 30, 2013						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	33.6%	$518	$68.99	13.7%	96.8%	95.2%	31.9%	$532	$66.09	12.9%	97.5%	96.2%	(2.6)%	4.4%	0.8%	(0.7)%	(1.0)%
Core Growth Malls	43.8%	$351	$42.85	13.1%	96.0%	92.2%	41.7%	$358	$41.59	12.6%	95.6%	91.3%	(2.0)%	3.0%	0.5%	0.4%	0.9%
Opportunistic Malls	8.3%	$261	$27.21	11.5%	91.9%	88.0%	8.6%	$267	$26.84	11.2%	89.8%	84.8%	(2.2)%	1.4%	0.3%	2.1%	3.2%
Non Core Malls	2.6%	$279	$28.85	11.6%	95.2%	87.7%	2.7%	$282	$27.86	11.0%	94.7%	86.5%	(1.1)%	3.6%	0.6%	0.5%	1.2%
Total Same Store Malls	88.3%	$384	$46.86	13.1%	95.4%	92.0%	84.9%	$393	$45.42	12.5%	94.9%	91.2%	(2.3)%	3.2%	0.6%	0.5%	0.8%
Non Same Store Mall	4.6%	$389	$51.12	15.0%	74.2%	77.6%	4.4%	$354	$49.28	15.3%	77.1%	78.7%	9.9%	3.7%	(0.3)%	(2.9)%	(1.1)%
Total Malls	92.9%	$384	$46.98	13.2%	94.1%	91.4%	89.3%	$391	$45.54	12.6%	93.7%	90.6%	(1.8)%	3.1%	0.6%	0.4%	0.8%
Other Retail Properties	4.4%	N/A	$18.27	N/A	96.0%	94.6%	4.0%	N/A	$18.34	N/A	94.5%	92.5%	N/A	(0.4)%	N/A	1.5%	2.1%
Total Retail Properties	97.3%	N/A	$41.58	N/A	94.3%	91.8%	93.3%	N/A	$40.81	N/A	93.7%	90.9%	N/A	1.9%	N/A	0.6%	0.9%
Sold Properties (3)	2.3%	N/A	N/A	N/A	N/A	N/A	3.6%	N/A	$25.45	N/A	90.4%	86.1%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.4%	N/A	N/A	N/A	N/A	N/A	3.1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%		$41.58		94.3%	91.8%	100.0%		$39.89		93.5%	90.6%		4.2%		0.8%	1.2%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of 10,000 square feet or less. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $18.41 per square foot as of September 30, 2014 and $18.00 per square foot as of September 30, 2013.

(3)	Includes Chambersburg Mall, Nittany Mall, North Hanover Mall, and South Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	September 30, 2014			September 30, 2013			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$627	95.1%	94.1%	$629	94.4%	93.3%	(0.3)%	0.7%	0.8%
Lehigh Valley Mall	528	96.8%	94.7%	567	98.3%	97.2%	(6.9)%	(1.5)%	(2.5)%
Woodland Mall	524	98.8%	98.8%	519	99.0%	99.0%	1.0%	(0.2)%	(0.2)%
Jacksonville Mall	454	97.4%	94.9%	465	99.7%	99.3%	(2.4)%	(2.3)%	(4.4)%
Willow Grove Park	430	96.2%	92.2%	440	98.1%	96.1%	(2.3)%	(1.9)%	(3.9)%
Dartmouth Mall	422	98.5%	97.6%	439	96.7%	94.6%	(3.9)%	1.8%	3.0%
Premier Malls Subtotal	$518	96.8%	95.2%	$532	97.5%	96.2%	(2.6)%	(0.7)%	(1.0)%
Core Growth Malls
The Mall at Prince Georges	$438	99.3%	98.5%	$390	95.9%	91.4%	12.3%	3.4%	7.1%
Wyoming Valley Mall	387	95.8%	87.9%	396	96.8%	90.8%	(2.3)%	(1.0)%	(2.9)%
Springfield Mall	387	95.2%	95.2%	403	92.9%	92.9%	(4.0)%	2.3%	2.3%
Patrick Henry Mall	383	97.0%	95.7%	391	95.7%	93.7%	(2.0)%	1.3%	2.0%
Viewmont Mall	382	94.0%	84.3%	365	99.3%	98.1%	4.7%	(5.3)%	(13.8)%
Valley View Mall	370	95.4%	93.5%	382	97.1%	96.0%	(3.1)%	(1.7)%	(2.5)%
Capital City Mall	366	96.7%	94.4%	381	97.0%	94.9%	(3.9)%	(0.3)%	(0.5)%
Valley Mall	363	97.6%	96.0%	350	95.4%	92.0%	3.7%	2.2%	4.0%
Moorestown Mall	354	93.1%	84.8%	348	87.3%	68.3%	1.7%	5.8%	16.5%
Magnolia Mall	348	98.4%	96.4%	343	99.0%	97.7%	1.5%	(0.6)%	(1.3)%
Francis Scott Key Mall	346	97.7%	96.3%	360	98.7%	97.8%	(3.9)%	(1.0)%	(1.5)%
Crossroads Mall	330	96.7%	92.8%	350	95.9%	91.1%	(5.7)%	0.8%	1.7%
Plymouth Meeting Mall	318	91.5%	87.1%	332	90.1%	84.8%	(4.2)%	1.4%	2.3%
Exton Square Mall	299	95.3%	89.6%	322	94.8%	88.0%	(7.1)%	0.5%	1.6%
Cumberland Mall	298	94.3%	90.5%	320	94.9%	91.6%	(6.9)%	(0.6)%	(1.1)%
Logan Valley Mall	291	95.9%	90.3%	320	97.4%	93.9%	(9.1)%	(1.5)%	(3.6)%
Gadsden Mall	286	98.2%	95.6%	294	97.4%	93.5%	(2.7)%	0.8%	2.1%
Core Growth Malls Subtotal	$351	96.0%	92.2%	$358	95.6%	91.3%	(2.0)%	0.4%	0.9%
Opportunistic Malls
Washington Crown Center	$321	89.4%	80.4%	$273	85.8%	73.7%	17.6%	3.6%	6.7%
Beaver Valley Mall	269	95.9%	91.1%	272	93.8%	86.5%	(1.1)%	2.1%	4.6%
Wiregrass Commons Mall	263	93.0%	89.8%	273	94.2%	91.6%	(3.7)%	(1.2)%	(1.8)%
New River Valley Mall	258	89.3%	96.0%	278	88.0%	96.8%	(7.2)%	1.3%	(0.8)%
Lycoming Mall	247	97.0%	94.1%	269	94.5%	89.5%	(8.2)%	2.5%	4.6%
Voorhees Town Center	236	75.3%	75.0%	216	71.9%	71.5%	9.3%	3.4%	3.5%
Opportunistic Malls Subtotal	$261	91.9%	88.0%	$267	89.8%	84.8%	(2.2)%	2.1%	3.2%

Malls Excluding Non Core and Redevelopment Subtotal	$388	95.4%	92.2%	$398	94.9%	91.4%	(2.5)%	0.5%	0.8%
Non Core Malls
Palmer Park Mall	$295	96.1%	87.7%	$299	92.3%	75.3%	(1.3)%	3.8%	12.4%
Uniontown Mall	267	94.6%	87.7%	267	96.4%	91.7%	—%	(1.8)%	(4.0)%
Non Core Malls Subtotal	$279	95.2%	87.7%	$282	94.7%	86.5%	(1.1)%	0.5%	1.2%
Same Store Malls weighted average	$384	95.4%	92.0%	$393	94.9%	91.2%	(2.3)%	0.5%	0.8%
Non Same Store Redevelopment Mall
The Gallery at Market East	$389	74.2%	77.6%	$354	77.1%	78.7%	9.9%	(2.9)%	(1.1)%
Total Continuing Malls weighted average	384	94.1%	91.4%	$391	93.7%	90.6%	(1.8)%	0.4%	0.8%
Sold Properties	N/A	N/A	N/A	$242	90.4%	86.1%	N/A	N/A	N/A
Total Reported weighted average	$384	94.1%	91.4%	$381	93.4%	90.3%	0.8%	0.7%	1.1%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant (1)	Total Number of Locations	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	64	3.3%
Signet Jewelers Limited	95	3.1%
Gap, Inc.	36	3.0%
Foot Locker, Inc.	56	3.0%
J.C. Penney Company, Inc. (3)	25	2.6%
American Eagle Outfitters, Inc.	33	2.5%
Sears Holding Corporation	22	1.6%
Ascena Retail Group, Inc.	41	1.6%
Luxottica Group S.p.A.	43	1.4%
Genesco, Inc.	57	1.4%
Macy's, Inc.	23	1.4%
Abercrombie & Fitch Co.	18	1.4%
Aeropostale, Inc.	32	1.3%
Boscov's Department Store	8	1.2%
The Children's Place Retail Stores, Inc.	27	1.2%
The Finish Line, Inc.	23	1.2%
Regal Entertainment Group	4	1.2%
Advent CR Holdings, Inc.	16	1.1%
Shoe Show, Inc.	23	1.0%
Dick's Sporting Goods, Inc.	8	1.0%
Total Top 20 Tenants	654	35.6%
Total Leases	2,692	100.0%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Exton Square Mall which the tenant closed in May 2014. The tenant will continue to pay rent through the end of the lease.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of September 30, 2014
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	166	487,411	4.5%	$16,607	$15,136	4.6%	$34.07
2014	130	259,388	2.4%	9,677	9,152	2.7%	37.31
2015	417	1,516,933	14.0%	50,786	45,525	13.7%	33.48
2016	421	1,586,390	14.6%	56,509	50,101	15.0%	35.62
2017	334	1,103,839	10.2%	41,244	37,389	11.2%	37.36
2018	262	1,236,356	11.4%	42,007	36,935	11.1%	33.98
2019	207	963,402	8.9%	32,280	29,323	8.8%	33.51
2020	121	841,786	7.8%	22,113	20,342	6.1%	26.27
2021	119	526,995	4.9%	19,288	16,872	5.1%	36.60
2022	122	613,532	5.6%	21,239	18,740	5.6%	34.62
2023	150	831,181	7.7%	28,897	25,561	7.7%	34.77
Thereafter	156	876,450	8.0%	30,403	27,933	8.4%	34.69
Total/Average	2,605	10,843,663	100.0%	$371,050	$333,009	100.0%	$34.22

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015	8	953,262	9.9%	$5,010	$5,010	11.4%	$5.26
2016	17	1,732,683	18.0%	6,728	6,728	15.2%	3.88
2017	10	1,400,890	14.5%	4,646	4,264	9.7%	3.32
2018	12	1,214,574	12.6%	5,396	5,396	12.2%	4.44
2019	18	1,857,420	19.3%	7,331	6,697	15.2%	3.95
2020	5	546,584	5.7%	1,736	1,736	3.9%	3.18
2021	3	339,655	3.5%	2,667	1,334	3.0%	7.85
2022	4	521,173	5.4%	2,646	2,646	6.0%	5.08
Thereafter	10	1,072,610	11.1%	16,942	10,324	23.4%	15.80
Total/Average	87	9,638,851	100.0%	$53,102	$44,135	100.0%	$5.51

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 454,668 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2014
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	229	420	41	1,307
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	172	8	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	99	136	13	490
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	180	375	31	1,170
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	77	270	29	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	272	5	1,169
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	894	1,645	127	5,985
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	193	16	614
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	125	15	469
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	210	156	38	941
Exton Square Mall (2)	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	59	273	39	1,088
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	131	213	13	718
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	101	9	507
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	59	235	32	781
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	171	10	623
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	199	51	1,068
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	246	13	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	219	62	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	275	7	917
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	203	11	612
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	246	16	912
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	42	176	15	584
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	51	153	38	768
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	101	179	38	910
Core Growth Malls					—	492	1,654	1,332	570	278	790	5,116	1,547	—	332	155	42	580	2,656	1,619	3,363	423	13,177
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2014 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	193	206	39	1,154
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	171	21	807
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	88	138	—	—	—	—	—	—	—	145	130	50	463
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	73	157	77	732
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	116	117	56	674
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	177	21	635
Opportunistic Malls					—	—	238	404	198	138	348	1,326	689	84	—	173	—	272	1,218	699	958	264	4,465
Non Core Malls
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	126	18	458
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	169	38	700
Non Core Malls					—	—	63	100	192	202	148	705	—	—	—	—	—	—	—	102	295	56	1,158
Non Same Store Redevelopment Mall
The Gallery at Market East (3)	PA	50%	2003	1977/1990	—	—	—	—	—	—	616	616	—	—	—	—	—	—	—	109	219	328	1,272
Non Same Store Redevelopment Mall					—	—	—	—	—	—	616	616	—	—	—	—	—	—	—	109	219	328	1,272
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	24	1	74
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	305	54	38	704
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	98	98	—	—	—	—	—	146	146	21	22	—	287
Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	—	196	51	40	582
Other Retail Properties					—	—	—	213	—	—	307	520	—	—	—	—	—	894	894	1,173	222	79	2,888
Portfolio Totals					178	929	2,232	2,274	1,125	618	2,282	9,638	3,075	720	821	328	42	1,746	6,732	4,596	6,702	1,277	28,945

(1)	Does not include The Bon-Ton store located at Westgate.

(2)	JCPenney closed this store in May 2014. The tenant will continue to pay rent through the end of the lease.

(3)
A portion of the property known as The Gallery was initially acquired in 2003 with further acquisitions of other buildings comprising The Gallery made in 2004, 2006 and 2013. In July 2014, the Company entered into a 50/50 JV partnership.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of September 30, 2014

	Department Store Tenants
Properties	Belk	Bon-Ton(1)	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	2018	—	—	—	—	—	—
Exton Square Mall (4)(5)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2015	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—
Valley View Mall	—	(2)	—	—	—	2020	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of September 30, 2014 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—

Non Same Store Redevelopment Mall
The Gallery at Market East	—	—	—	2032	—	—	—	—	—	—	—	—

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)
Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—
Total PREIT Owned Department Stores	5	6	6	5	—	21	1	—	5	2	17	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	18	—	5	3

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	JCPenney closed this landlord owned store at this property in May 2014. The tenant will continue to pay rent through the end of the lease.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	September 30, 2014			December 31, 2013
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,173,334	$334,437	$3,507,771	$3,450,317	$218,167	$3,668,484
Construction in progress	73,410	12,748	86,158	68,835	953	69,788
Land held for development	8,721	—	8,721	8,716	—	8,716
Total investments in real estate	3,255,465	347,185	3,602,650	3,527,868	219,120	3,746,988
Accumulated depreciation	(1,028,846)	(105,022)	(1,133,868)	(1,012,746)	(86,289)	(1,099,035)
Net investments in real estate	2,226,619	242,163	2,468,782	2,515,122	132,831	2,647,953
Investments in partnerships, at equity	129,202	(129,202)	—	15,963	(15,963)	—
Other assets:
Cash and cash equivalents	51,413	7,644	59,057	34,230	7,637	41,867
Rent and other receivables (2)	35,416	3,292	38,708	46,439	1,783	48,222
Intangible assets, net	6,622	5,564	12,186	9,075	70	9,145
Deferred costs and other assets, net	89,907	18,828	108,735	97,752	15,889	113,641
Total assets	$2,539,179	$148,289	$2,687,468	$2,718,581	$142,247	$2,860,828
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,414,054	$195,887	$1,609,941	$1,502,650	$198,451	$1,701,101
Term Loans	130,000	—	130,000	—	—	—
Revolving Facility	—	—	—	130,000	—	130,000
Tenants’ deposits and deferred rent	16,062	3,957	20,019	17,896	4,151	22,047
Distributions in excess of partnership investments	64,360	(64,360)	—	64,491	(64,491)	—
Fair value of derivative instruments	1,738	—	1,738	844	—	844
Other liabilities	70,209	12,805	83,014	76,248	4,136	80,384
Total liabilities	1,696,423	148,289	1,844,712	1,792,129	142,247	1,934,376
Equity:
Total equity	842,756	—	842,756	926,452	—	926,452
Total liabilities and equity	$2,539,179	$148,289	$2,687,468	$2,718,581	$142,247	$2,860,828

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $27.0 million ($23.5 million consolidated, $3.5 million unconsolidated) as of September 30, 2014 and $28.9 million ($26.4 million consolidated, $2.5 million unconsolidated) as of December 31, 2013.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	September 30, 2014				December 31, 2013
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$72,945	$—	$29,628	$43,317	$72,133	$—	$27,238	$44,895
Capital City Mall	98,497	150	33,342	65,305	98,304	—	30,772	67,532
Cherry Hill Mall	465,067	—	157,495	307,572	461,126	—	139,719	321,407
Crossroads Mall	48,690	195	14,591	34,294	47,658	192	12,959	34,891
Cumberland Mall	67,181	326	16,745	50,762	66,546	—	15,102	51,444
Dartmouth Mall	64,453	—	32,030	32,423	63,842	—	30,532	33,310
Exton Square Mall	157,515	654	40,305	117,864	154,918	1,007	37,154	118,771
Francis Scott Key Mall	82,135	5,984	27,453	60,666	81,449	400	25,159	56,690
Gadsden Mall	64,163	—	15,934	48,229	63,365	—	14,276	49,089
The Gallery at Market East	—	—	—	—	245,189	7,406	46,201	206,394
Jacksonville Mall	82,306	1,354	26,345	57,315	82,094	—	24,214	57,880
Logan Valley Mall	99,381	—	31,397	67,984	98,012	—	29,457	68,555
Lycoming Mall	78,708	—	25,865	52,843	78,665	—	23,791	54,874
Magnolia Mall	92,083	—	36,430	55,653	91,666	—	33,817	57,849
Moorestown Mall	128,883	331	37,125	92,089	114,883	3,216	33,446	84,653
New River Valley Mall	59,317	—	26,738	32,579	59,169	—	24,375	34,794
Nittany Mall (2)	—	—	—	—	44,454	—	12,961	31,493
North Hanover Mall (2)	—	—	—	—	22,852	—	6,747	16,105
Palmer Park Mall	34,806	—	14,925	19,881	34,866	—	14,320	20,546
Patrick Henry Mall	145,937	—	51,879	94,058	144,331	—	47,753	96,578
Plymouth Meeting Mall	170,425	—	52,788	117,637	167,174	2,080	46,953	122,301
The Mall at Prince Georges	103,525	—	45,152	58,373	103,462	—	42,357	61,105
South Mall (3)	—	—	—	—	32,655	—	8,708	23,947
Uniontown Mall	43,111	—	15,545	27,566	43,037	—	14,285	28,752
Valley Mall	98,906	984	31,158	68,732	98,297	—	28,898	69,399
Valley View Mall	71,036	4,855	19,773	56,118	69,925	—	18,212	51,713
Viewmont Mall	95,817	—	28,894	66,923	92,644	—	26,362	66,282
Voorhees Town Center	81,808	601	26,719	55,690	79,888	302	22,989	57,201
Washington Crown Center	47,899	3,074	16,271	34,702	43,835	141	15,369	28,607
Willow Grove Park	233,724	—	71,026	162,698	232,099	—	65,183	166,916
Wiregrass Commons Mall	56,086	—	16,332	39,754	54,885	—	14,744	40,141
Woodland Mall	192,486	—	49,443	143,043	191,781	—	44,730	147,051
Wyoming Valley Mall	111,252	—	36,875	74,377	110,148	—	33,929	76,219
Total Consolidated Malls	3,148,142	18,508	1,028,203	2,138,447	3,445,352	14,744	1,012,712	2,447,384
Unconsolidated Malls
The Gallery at Market East	111,037	9,304	13,904	106,437	—	—	—	—
Lehigh Valley Mall	46,290	136	23,186	23,240	45,726	162	21,869	24,019
Springfield Mall	56,985	9	16,273	40,721	56,897	6	15,145	41,758
Total Unconsolidated Malls	214,312	9,449	53,363	170,398	102,623	168	37,014	65,777
TOTAL MALLS	$3,362,454	$27,957	$1,081,566	$2,308,845	$3,547,975	$14,912	$1,049,726	$2,513,161
(continued on next page)

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	September 30, 2014				December 31, 2013
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (4)	$1,515	$—	$54	$1,461	$1,515	$—	$34	$1,481
Pitney Road Plaza (5)	—	884	—	884	—	75	—	75
Street Level Retail (2 Properties)	20,227	—	589	19,638	—	—	—	—
Westgate Anchor Pad (6)	3,450	—	—	3,450	3,450	—	—	3,450
Total Consolidated Other Retail Properties	25,192	884	643	25,433	4,965	75	34	5,006
Unconsolidated Other Retail Properties
Metroplex Shopping Center	42,919	—	21,748	21,171	42,919	—	20,514	22,405
The Court at Oxford Valley	28,760	—	10,754	18,006	28,760	—	10,317	18,443
Red Rose Commons	13,617	1	5,189	8,429	13,617	1	5,009	8,609
Springfield Park	8,443	—	2,152	6,291	7,217	—	1,986	5,231
Whitehall Mall	16,867	47	9,816	7,098	16,791	—	9,528	7,263
Total Unconsolidated Other Retail Properties	110,606	48	49,659	60,995	109,304	1	47,354	61,951
TOTAL OTHER RETAIL PROPERTIES	$135,798	$932	$50,302	$86,428	$114,269	$76	$47,388	$66,957
Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$19,230	$—	$19,230
White Clay Point	—	34,788	—	34,788	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,018	—	54,018	—	54,016	—	54,016
Unconsolidated Properties Under Development
Gloucester Premium Outlets	3,279	2,467	—	5,746	—	—	—	—
Pavilion at Market East	6,240	784	2,000	5,024	6,240	784	1,921	5,103
Total Unconsolidated Properties Under Development	9,519	3,251	2,000	10,770	6,240	784	1,921	5,103
Other Properties
Land held for development - consolidated	8,721	—	—	8,721	8,716	—	—	8,716
Total Other Properties	8,721	—	—	8,721	8,716	—	—	8,716
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$18,240	$57,269	$2,000	$73,509	$14,956	$54,800	$1,921	$67,835
TOTAL INVESTMENT IN REAL ESTATE	$3,516,492	$86,158	$1,133,868	$2,468,782	$3,677,200	$69,788	$1,099,035	$2,647,953
CONSOLIDATED PROPERTIES	$3,182,055	$73,410	$1,028,846	$2,226,619	$3,459,033	$68,835	$1,012,746	$2,515,122
UNCONSOLIDATED PROPERTIES	334,437	12,748	105,022	242,163	218,167	953	86,289	132,831
TOTAL INVESTMENT IN REAL ESTATE	$3,516,492	$86,158	$1,133,868	$2,468,782	$3,677,200	$69,788	$1,099,035	$2,647,953

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Property was sold in September 2014.

(3)	Property was sold in June 2014.

(4)	Consists of two parcels remaining after the sale of the property in 2010.

(5)	Consists of one parcel remaining after the sale of the property in 2011.

(6)	Investment in real estate previously combined with South Mall.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended September 30, 2014			Nine Months Ended September 30, 2014
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$9,963	$2,326	$12,289	$34,376	$2,646	$37,022
New development projects	566	1,179	1,745	841	5,746	6,587
Renovation with no incremental GLA	2,744	—	2,744	2,744	—	2,744
Tenant allowances	8,597	405	9,002	19,755	523	20,278
Recurring capital expenditures:
CAM expenditures	4,956	300	5,256	7,423	324	7,747
Non-CAM expenditures	1,240	2	1,242	2,084	8	2,092
Total recurring capital expenditures	6,196	302	6,498	9,507	332	9,839
Total	$28,066	$4,212	$32,278	$67,223	$9,247	$76,470

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of September 30, 2014
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate (2)	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,414,054	81.2%	$—	—%	$1,414,054	81.2%
Unconsolidated mortgage loans payable	192,329	11.1%	3,558	0.2%	195,887	11.3%
2014 Term Loans	130,000	7.5%	—	—%	130,000	7.5%
2013 Revolving Facility	—	—%	—	—%	—	—%
TOTAL OUTSTANDING DEBT	$1,736,383	99.8%	$3,558	0.2%	$1,739,941	100.0%
AVERAGE STATED INTEREST RATE	4.96%		2.94%		4.83%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	2014 Term Loans	TOTAL
Beginning Balance	6/30/2014	$1,691,538	$—	$130,000	$1,821,538
Mortgage loan amortization		(4,813)	—	—	(4,813)
801 Market Street Mortgage Loan Repayment		(25,784)	—	—	(25,784)
Logan Valley Mall Mortgage Loan Repayment		(51,000)	—	—	(51,000)
2013 Revolving Facility, net		—	—	—	—
Ending Balance	9/30/2014	$1,609,941	$—	$130,000	$1,739,941
Weighted Average Balance		$1,629,471	$9,239	$130,000	$1,768,711

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	2014 Term Loans	Total Debt
2014	$6,235	$—	$—	$—	$6,235
2015	24,958	306,020	—	—	330,978
2016	15,866	219,480	—	—	235,346
2017	15,584	153,283	—	—	168,867
2018	15,335	145,678	—	—	161,013
2019	15,641	28,050	—	100,000	143,691
Thereafter	41,036	622,775	—	30,000	693,811
	$134,655	$1,475,286	$—	$130,000	$1,739,941

(1)
The weighted average period to mortgage loan maturity is 4.94 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2015	314,567	5.69%
2016	225,860	5.55%
2017	153,558	5.45%
2018	149,968	3.83%
Thereafter	765,988	4.60%
Total	$1,609,941	4.95%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of September 30, 2014
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Springfield East (2)	$2,088	5.39%	$92	$2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,453	5.39%	107	2,419	Mar 2015	Mar 2020
Magnolia Mall	56,029	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	85,595	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	31,456	4.77%	2,118	30,741	Nov 2015	Nov 2015
Willow Grove Park	136,946	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	81,335	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	144,525	5.58%	10,761	140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall	34,190	3.72%	3,001	30,908	Mar 2018	Mar 2018
Whitehall Mall	5,153	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,315	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	65,972	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,270	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	29,163	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	63,500	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	49,578	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall (4)	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	65,366	3.97%	3,825	53,299	Apr 2023	Apr 2023
Metroplex Shopping Center	41,774	5.00%	2,681	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall (5)	78,000	5.17%	4,034	66,694	Dec 2023	Dec 2023
Total Fixed Rate Mortgage Loans	$1,606,383	4.96%	$98,471	$1,472,003
Variable Rate Mortgage Loans
Pavilion East Associates	$3,558	2.94%	$253	$3,283	Aug 2017	Aug 2017
Total Variable Rate Mortgage Loans	3,558	2.94%	253	3,283
Total Mortgage Loans	$1,609,941	4.95%	$98,724	$1,475,286
CONSOLIDATED MORTGAGE LOANS	$1,414,054	4.90%	$85,281	$1,302,456
UNCONSOLIDATED MORTGAGE LOANS	195,887	5.38%	13,443	172,830
2014 5 YEAR TERM LOAN (2)	100,000	3.24%	3,236	100,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	30,000	3.73%	1,118	30,000	Jan 2021	Jan 2021
2013 REVOLVING FACILITY	—	—%	—	—	Apr 2016	Apr 2018
Total	$1,739,941	4.83%	$103,078	$1,605,286
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.18%	—	—
EFFECTIVE INTEREST RATE	$1,739,941	5.01%	$103,078	$1,605,286

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(4)	Payments are of interest only until October 2014.

(5)	Payments are of interest only until April 2015.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

September 30, 2014
Consolidated Liabilities to Gross Asset Value	48.87%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	42.03%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.04
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	12.03
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	51.82%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, and the 2014 Term Loan agreements dated as of January 8, 2014 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility and 2014 Term Loans with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K dated February 28, 2014.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.
We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.
FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and nine months ended September 30, 2014 and 2013 to show the effect of acquisition costs, provision for executive separation expense, gain and loss on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.
We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our 2013 Revolving Facility, our 2014 Term Loans and the Letter of Credit;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnership and joint ventures with third parties to acquire or develop properties;

•	our short and long-term liquidity position;

•
current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•	our ability to sell properties that we seek to dispose of or our ability to obtain estimated sale prices;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions or other equity issuances.